Exhibit 99.2 2020 Half Year Results Ron Delia CEO Michael Casamento CFO February 11, 2020 US February 12, 2020 Australia NYSE: AMCR | ASX: AMC

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor plc (“Amcor or the “Company”) has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results and projections made herein to differ from expectations include, but are not limited to: failure to realize the anticipated benefits of the acquisition of Bemis Company, Inc. (“Bemis”), and the cost synergies related thereto; failure to successfully integrate Bemis’ business and operations in the expected time frame or at all; integration costs related to the acquisition of Bemis; the loss of key customers or a reduction in production requirements of key customers; fluctuations in consumer demand patterns; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; the potential loss of intellectual property rights; price fluctuations or shortages in the availability of raw materials, energy and other inputs; disruptions to production and supply; costs and liabilities related to current and future environmental, health and safety regulations; the possibility of labor disputes; uncertainties related to future dividend payments and share buy-backs; fluctuations in our credit ratings; other risks related to the business, including the effects of industry, economic or political conditions, legal and regulatory proceedings, interest rates, exchange rates and international operations; disruptions to the financial or capital markets; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2019. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP financial information and prior year financial information Included in this presentation are measures of financial performance that are not calculated in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). These measures include EBITDA and adjusted EBITDA (calculated as earnings before interest, tax, depreciation and amortization), EBIT and adjusted EBIT (calculated as earnings before interest and tax), net income and adjusted net income, earnings per share and adjusted earnings per share, free cash flow and adjusted free cash flow, adjusted cash flow after dividends, net debt, and any ratios related thereto. Amcor believes that these non-GAAP financial measures are useful to enable investors to perform comparisons of current and historical performance of the Company. These non-GAAP financial measures should not be considered as an alternative to results determined in accordance with U.S. GAAP. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided in the Appendix. Additional important information regarding non-GAAP financial measures is included in Amcor’s earnings press release, also issued today. On 11 June 2019, the all-stock acquisition of Bemis Company, Inc. was completed. Amcor was determined to be the acquirer for accounting purposes and as a result, financial information prepared under U.S. GAAP for periods prior to the completion date reflect the historical financial information for the legacy Amcor business only. Financial information included in this release and described as “Combined” represent the addition of Amcor and Bemis individual results for the period ended December 31, 2018, after adjusting for (1) accounting policy alignment, (2) elimination of the effect of events that are directly attributable to the combination (e.g., one-time transaction costs), (3) elimination of the effect of consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for the transaction, and (4) items which management considers are not representative of ongoing operations. 2

Safety Committed to our goal of ‘no injuries’ Recordable-case frequency rate 6% fewer RC’s than 1H19 on a comparable basis 4.5 4.1 4.0 4 Acquisition • 65% of Amcor sites injury free in the 3.5 3.4 impacts 3.2 first half 3 2.6 2.6 2.5 2.4 2.0 2.1 • Focused on aligning safety practices 2 2.0 2.0 across all sites 1.5 1 0.5 0 Notes: 3 Recordable cases per 1,000,000 hours worked. 2010 to 2012 data includes the demerged Orora business. Total rates for 2015 to 2018 include acquired businesses from the first day of ownership. The Bemis acquisition is excluded from 2019 but included thereafter. *The increase in the frequency rate between 2016 and 2018 reflects the inclusion of the Alusa and Sonoco acquisitions and the increase between 2019 and 1H20 reflects the inclusion of the Bemis acquisition.

Key messages for today Good first half result; improved outlook for fiscal 2020 1. H1 earnings growth and strong cash flow 2. Full year 2020 outlook improved 3. Bemis integration progressing well 4. Leading the way on sustainability 5. Uniquely positioned for the long-term 4

Half year adjusted financial results(1) Strong earnings growth Faster synergy delivery >$600 million cash returns to shareholders $699 m 11.3% $473 m 29.2 cps Quarterly 22 million dividend of shares 11.5 cps repurchased +4.4% +70 bps +10.3% +10.7% EBIT EBIT Net EPS margin income Growth vs prior year (constant currency) (1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can 5 be found in the appendix section.

Bemis acquisition: FY20 synergy outlook increased to $80m Cost synergies of ~$30(1) million in the first half; On track to deliver $180 million(2) by end of year three Expected from the following areas: Estimated realization ($m): 40% 100% 180 130 20% 80 40% 30 30 30 Procurement Operations G&A & other Total cost FY 2020 FY 2021 FY 2022 costs synergies 6 (1) Total pre tax synergy benefits delivered in 1H20 were $30 million, with $20 million recognised in the Flexibles segment and the remaining $10 million recognised as a reduction in corporate expenses. (2) Pre-tax annual net cost synergies.

Flexibles segment Organic growth plus delivery of synergy benefits (1) Adjusted EBIT Adjusted EBIT • Volume growth in the larger Flexibles North America ($m) margin(1) and European businesses. 12.8% • 8% EBIT growth: 620 • 5% organic growth 11.6% • 3% synergy benefits ($20 million)(2) 582 • Strong cost performance • Excited about long-term prospects • Secured several long term customer commitments reflecting strength of Amcor’s value proposition • Opportunities to further leverage commercial capabilities and innovation 1H19 1H20 1H19 1H20 (1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be 7 found in the appendix section. (2) Total pre tax synergy benefits delivered in 1H20 were $30 million, with $20 million recognised in the Flexibles segment and the remaining $10 million recognised as a reduction in corporate expenses.

Rigid Packaging segment Cycled a strong first half comparative; growth expected in second half Adjusted EBIT(1) Adjusted ($m) RoAFE(1) (2) • North America 149 • Overall mix unfavourable leading to higher costs, compared 17.7% with favourable mix benefits last year 130 16.5% • Beverage volumes flat (hot fill volume growth of 4%) • Market growth and new product launches in PET format • Latin America • Volume growth of 2%; mix unfavourable • Early recovery of cost inflation in Argentina in the prior period • Anticipate a return to growth in the second half of fiscal 2020 1H19 1H20 1H19 1H20 (1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can 8 be found in the appendix section. (2) Adjusted Returns on Average Funds Employed. Calculated as LTM adjusted EBIT divided by average funds employed (four quarter average).

Strong cash flow and cash returns to shareholders

Supported by earnings growth and working capital improvements

Cash flow ($ million)	1H20	FY20 outlook
Adjusted EBITDA	911	
Interest and tax payments	(181)	
Capital expenditure (net of asset sale proceeds)	(204)	
Movement in working capital	(136)	
Other	(81)	
Adjusted free cash flow[(1)(2)]	310	>1 billion[(3)]
Dividends	(391)	
Free cash flow after dividends[(1)]	(81)	300 – 400 million[(3)]
Average working capital to sales	10.4%	

Shares repurchased $223m

+

Dividends $391m

Total cash returns >$600m

(1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section.
(2) Excludes Bemis transaction and integration related costs of $112 million of which $45 million is cash integration costs.
(3) Before expected cash integration costs of ~$100 million in FY20.

9

amcor

Strong balance sheet and debt profile Balance sheet Dec 19 Debt profile Dec 19 Net debt ($ million) 5,537 Fixed / floating-interest rate ratio 29% fixed Net interest expense ($ million) 99 Bank debt / total debt 13% bank EBITDA interest cover (x) 8.8 Undrawn committed facilities ($ million) 1,916 Net debt / EBITDA (x) 2.9 Non-current debt maturity (years) 4.1 Strong balance sheet • Leverage at 2.9x • EBITDA interest cover of 8.8x • Fiscal 2020 net interest expense guidance $210 million - 230 million Balance sheet provides flexibility and capacity to invest 10

Improved outlook for fiscal 2020

Fiscal 2020 guidance

	FY19 combined	Previous FY20 guidance	Current FY20 guidance
Estimated adjusted EPS constant currency growth %		5-10%	7-10%
Adjusted EPS (cps) in constant currency terms	58.2 cents	61.0-64.0 cents *	62.0-64.0 cents *
Pre-tax synergy benefits		$65 million	$80 million
Cash flow before dividends (before cash integration costs)		>$1 billion	>$1 billion
Cash flow after dividends (before cash integration costs)		$300 - $400 million	$300 - $400 million
Cash integration costs		~$100 million	~$100 million
Additional guidance metrics for the 2020 fiscal year		**Previous FY20 guidance**	**Current FY20 guidance**
Corporate expenses before synergies in constant currency terms		$160 - $170 million	$160 - $170 million
Net interest costs in constant currency terms		$230 - $250 million	$210 - $230 million
Adjusted effective tax rate		21-23%	21-23%

*Implied constant currency EPS range calculated using average fiscal 2019 exchange rates. Assuming average exchange rates for the first half of fiscal 2020 prevail for the remainder of the year, currency would have an unfavourable impact on reported EPS of approximately one US cent per share.

11

Note: Reconciliations of the 2020 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for FY20 have not been completed.

amcor

Amcor Strategy Our businesses FOCUSED PORTFOLIO: Flexible Packaging Rigid Packaging Specialty Cartons Closures Our differentiated capabilities THE AMCOR WAY: Our winning aspiration Significant growth opportunities WINNING FOR CUSTOMERS, EMPLOYEES, THE leading global packaging company INVESTORS AND THE ENVIRONMENT: 12

Capital allocation framework Amcor Shareholder Value Creation Model Dividend (~ $750m) Historical yield of ~ 4% Strong, Total shareholder defensive cash Reinvestment Organic EPS growth value of 10-15% per flow (~ $500m) of ~ 3-4% annum with low volatility Acquisitions and/or buy-backs EPS growth of ~ 2-7% (~ $300-400m) Controllable growth levers: Organic growth, $180m synergies, $500m buy-back, compelling dividend 13

Fully committed and investing 2025 Pledge announced Jan 2018 Targeted investment: Develop all our Increase use of Collaborate to increase $50 million packaging to be post-consumer recycling rates R&D infrastructure, recyclable or recycled content worldwide manufacturing equipment and reusable by 2025 partnerships 14

Our Sustainability “Point of View” There will always be a Requirements of packaging are Responsible packaging Amcor is uniquely role for packaging increasing: end of life solutions / is the answer positioned and taking waste reduction are critical action to lead the way Consumers want Achieving less To Preserve food To innovate and packaging to be: waste takes: and healthcare develop new products • Cost effective 1. Packaging Design products • Convenient To Protect • Easy to use 2. Waste Management To collaborate consumers • Great looking Infrastructure with stakeholders AND To Promote 3. Consumer To inform the brands Sustainable, leading Participation debate to LESS WASTE 15

Responsible packaging is the answer Achieving less waste takes: Packaging Waste Consumer design management participation infrastructure Greenhouse gas Recycling emissions* rate (%) Flexible 5 0 packaging PET bottle 7 30 Composite carton 6 10 Aluminium can 27 66 Glass bottle 26 33 Source: PTIS Global. *Kg-CO2 equivalent, ‘000 16

Uniquely positioned and taking action: Innovation Lighter Weight Recyclable 17

Uniquely positioned and taking action: Innovation Existing product Conversion from Brand relaunch now 100% glass to in PET recycled PET 100% recycled PET Continued innovation: >200k tonnes less virgin resin used p.a. by 2025 Effective markets: >1 million tonnes recycled resin demand created through 2025 18

Uniquely positioned and taking action: Collaborating and informing Bilateral top-to-top customer summits 19

Summary Good first half result; improved outlook for fiscal 2020 1. H1 earnings growth and strong cash flow 2. Full year 2020 outlook improved 3. Bemis integration progressing well 4. Leading the way on sustainability 5. Uniquely positioned for the long-term 20

2020 Half Year Results supplementary information 11 February 2020 US NYSE: AMCR | ASX: AMC 12 February 2020 Australia

Amcor Amcor: Global leader in consumer packaging profile 27% Rigid Packaging ~ $3bn North America #1 Flexibles FY19 46% Flexibles EMEA #1 North America #1 sales mix ~ $6bn 3% ~ $0.5bn Flexibles #1 Asia Pacific 24% ~ $3bn Rigid Packaging Latin America #1 Flexibles #1 North America Western Europe Latin America ANZ Emerging Markets Specialty Cartons, #1 Global ~$13B ~$1.9B1 >$1.4B2 ~50,000 ~250 Sales EBITDA Cash Flow People Sites Note: Sales, EBITDA, cash flow, people and site information presented on a combined basis. 22 (1) Excludes estimated synergy benefits of $180 million expected to be realized by the end of the 2022 fiscal year. (2) Adjusted combined cashflows before capital expenditure, dividends and transaction costs for FY19.

Amcor Focused global portfolio profile $13bn combined sales by product type, end market and geography Closures 3% Other Australia Specialty & NZ cartons 14% Emerging 3% 9% Western markets HPC Europe 27% 6% 24% Flexible Food Rigid packaging product 44% packaging 67% Healthcare end market geography 21% type 12% Beverage North 24% America 46% Notes: Reflects FY19 combined sales revenue which excludes results from flexible packaging plants in Europe and the United States which were required to be sold in order to secure anti-trust approval for the Bemis 23 acquisition. HPC is Home & Personal Care.

Amcor Flexibles overview

Amcor profile

Combined sales by region


38%
15%
36%
11%

- Europe, Middle East and Africa
- Asia Pacific
- North America
- Latin America

Combined sales by end market


54%
15%
8%
6%
17%

- Food
- Healthcare
- Beverage
- Home & Personal care
- Other


AmLite
AmLite
AmLite
Linos
Linos
Linos
First Steps
Baby Cookies
Flynn Farm
Meats
Chicken
SeaSteak
Sun-Dried Tomato & Basil Tuna

2019 combined sales	2019 combined Adjusted EBIT	Plants	Countries	Employees
$10.1bn	$1,239m	~190	38	~43,000

Notes: Reflects FY19 combined sales revenue which excludes results from flexible packaging plants in Europe and the United States which were required to be sold in order to secure anti-trust approval for the Bemis acquisition.
Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section.

24

amcor

Bemis acquisition: strategic rationale Stronger value proposition for customers, employees Global and the environment Best-in-class footprint capabilities Flexibles Europe Flexibles North America $3.3bn sales Commitment to Greater scale environmental $3.3bn sales sustainability Flexibles Asia $1.3bn sales Flexibles Latin Attractive end America Management markets talent $0.9bn sales 25 Notes: Reflects FY19 combined sales revenue excluding sales from flexible packaging plants in Europe and the United States which were required to be sold in order to secure anti-trust approval for the Bemis acquisition.

Amcor Amcor Rigid Packaging overview profile Sales by geography Sales by product category 6% 19% 14% 29% North 28% 13% America Latin America USD 2.3bn USD 0.6bn sales sales 73% 81% 37% North America Latin America Cold fill beverage Hot fill beverage Specialty containers Closures 2019 Sales 2019 Adjusted Plants Countries Employees EBIT $2.9bn $308m ~60 12 ~6,000 26 Notes: Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section.

Amcor North America beverage profile North America Amcor Rigid Packaging – FY19 beverage market volume mix – FY19 100% 8% 2% 90% 80% 70% 60% 45% 50% 55% 40% 30% 20% 10% 0% ARP volumes ARP margin Source: IRI Still water All other All Other NA Still water 27

There will always be a role for packaging Sustainability Extending shelf life Reducing food waste Protecting the environment Food waste accounts for Refrigerated Shelf Life in days of food is 2-4 wasted globally Lettuce 30% 14 8% of global GHG emissions Fresh 2-3 Alternative Plastic Grams of red meat 21 pkg, % pkg, % CO2 product product Saved waste waste Fresh 3 If it were a country, food pasta 60 Steak 34% 18% 2,100 waste would be ranked Cheese 5% 0.1% 41 7 Cheese Bread 11% 1% 148 180 3rd Cress 42% 3% 186 for highest GHG Non-Modified Atmosphere Packaging emissions Modified Atmosphere Packaging 28 Sources: EPA.gov – “Reducing Wasted Food: How Packaging Can Help” ; Association for the Dutch Plastic Packaging Industry. Referenced by Goldman Sachs Equity Research. The Plastics Paradox – 17 July 2019; U.N. Food and Agriculture Organization (2018).

Sustainability Requirements are increasing: end of life solutions are critical Consumers buying more Small price to pay environmentally friendly products Today vs 72% 5 years ago <1cent US cents per bottle Next 5 years 81% or 0.45% retail price of global consumers (76% of millennials) ~1cent 66% US cents per container Are willing to pay more or 0.25% retail price for sustainable goods 29 Sources: Accenture 2019, Nielsen 2016, Amcor analysis.

Amcor is uniquely positioned to lead the way Sustainability Innovating and developing new products Recycled content Lighter Weight Recyclable 100% PCR 21gr 18gr 200,000 tons reduction in virgin plastic by 2025 30

2020 Half Year Results appendix 11 February 2020 US NYSE: AMCR | ASX: AMC 12 February 2020 Australia

FX translation impact 1H20 currency impact Combined net income currency exposures(1) Total currency impact $ million Adjusted EBIT (9) EUR, 20-30% Adjusted net income (7) EUR:USD Euro weakened vs USD. Average USD million impact on USD to EUR rate 1H20 0.9013 vs adjusted net income for 1H19 0.8682 1H20 (4%) (6) USD(2), 45-55% Other currencies(3):USD Other currencies(3), Other currencies weighted average USD million impact on 20-30% vs USD weakened for 1H20 vs adjusted net income for 1H19 average rates 1H20 (2%) (1) (1) Approximate range based on estimated combined adjusted net income by currency. 32 (2) Includes all businesses effectively managed as USD functional currency businesses. (3) Includes all currencies other than USD and EUR.

Reconciliations of non-GAAP financial measures (1) Includes costs associated with the Bemis acquisition. The half year ended December 31, 2019 includes $58 million of acquisition related inventory fair value step-up recognized in the September 2019 quarter. 33 (2) The half year ended December 31, 2019 includes $26 million of sales backlog amortization related to the Bemis acquisition recognized in the September 2019 quarter. (3) Includes Bemis and remedy adjustments. EPS also adjusts for new shares issued to complete the Bemis combination.

Reconciliations of non-GAAP financial measures (1) Other includes equity in income (loss) of affiliated companies, net of tax and general corporate expenses. (2) Includes costs associated with the Bemis acquisition. The half year ended December 31, 2019 includes $58 million of acquisition related inventory fair value step-up recognized in the September 2019 quarter. 34 (3) The half year ended December 31, 2019 includes $26 million of sales backlog amortization related to the Bemis acquisition recognized in the September 2019 quarter. (4) Includes Bemis and remedy adjustments. (5) Average funds employed includes shareholders equity and net debt, calculated using a four quarter average and LTM adjusted EBIT.

Reconciliations of non-GAAP financial measures (1) Includes cash integration costs of $45 million. (2) Adjusted free cash flow excludes material transaction related costs because these cash flows are not considered to be directly related to the underlying business.. 35